                                                                   EXHIBIT 10.25

                                AMENDMENT NO. 2

                                      TO

                     INTERCARRIER ROAMER SERVICE AGREEMENT


          AMENDMENT NO. 2 TO INTERCARRIER ROAMER SERVICE AGREEMENT ("Amendment No. 2") dated as of June 8, 1999, by and between AT&T Wireless Services, Inc., a Delaware corporation, on behalf of itself and its Affiliates (as hereinafter defined) (individually and collectively, "AT&T") for the markets listed on
Schedule 1 to the Roamer Agreement (as hereinafter defined), and Triton PCS Operating Company L.L.C., a Delaware limited liability company, on behalf of itself and its Affiliates (individually and collectively, the "Company") for the markets listed on Schedule 2 to the Roamer Agreement. Certain capitalized terms used herein and not otherwise defined have the meaning assigned to such term in the Roamer Agreement.

          WHEREAS, AT&T and the Company are party to that certain Intercarrier Roamer Service Agreement, dated as of February 4, 1998, as amended (the "Roamer Agreement"), pursuant to which each of AT&T and the Company made arrangements to facilitate the provision of voice and voice-related mobile wireless radio telephone service to the customers of the other Party, while such customers are using the wireless radio telephone facilities of such Party, and set forth certain roaming charges in respect thereof;

          WHEREAS AT&T Wireless PCS Inc. (an Affiliate of AT&T, "AT&T PCS"), Triton PCS License Company L.L.C.(an Affiliate of the Company, "Triton License Company") and Triton PCS Holdings, Inc. (an Affiliate of the Company) are parties to that certain License Exchange and Acquisition Agreement, dated as of June 8, 1999 (the "License Exchange and Acquisition Agreement"), pursuant to which (i) AT&T PCS will acquire from Triton License Company a portion of the A Block PCS License for the Washington-Baltimore MTA covering the Cumberland, MD BTA and the Hagerstown, MD-Chambersburg, PA-Martinsburg, WV BTA (collectively, the "Hagerstown\Cumberland Markets"), and, in exchange therefor, Triton License Company will acquire from AT&T PCS a portion of the A Block PCS License for the Atlanta, GA MTA covering the Athens, GA BTA (the "Athens Market"), and (ii) Triton License Company will acquire from AT&T PCS a portion of the A Block PCS License for the Atlanta, GA MTA covering each of Bryan County, GA, Chatham County, GA, Effingham County, GA and Liberty County, GA within the Atlanta, GA BTA (such counties, together with the Athens Markets, are hereinafter referred to as the "Additional Markets"), on the terms set forth therein;

          WHEREAS, pursuant to the License Exchange and Acquisition Agreement it was agreed, and AT&T and the Company desire, that Schedule 2 to the Roamer Agreement be amended to, among other things, include the Additional Markets and delete the

Hagerstown\Cumberland Markets, and Exhibit A to the Roamer Agreement be amended to set forth the roaming charges in respect of the Additional Markets, on terms set forth therein.

          NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1.   Amendments.  (a) Schedule 1 to the Roamer Agreement is hereby
               ----------
amended and restated in its entirety as set forth on Attachment A hereto.

          (b) Schedule 2 to the Roamer Agreement is hereby amended and restated in its entirety as set forth on Attachment B hereto.

          (c) Exhibit A to the Roamer Agreement is hereby amended to include Attachment C attached hereto.

          2.   Severability of Provisions.  Any provision of this Amendment No.
               --------------------------
2 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          3.   Agreement to Remain in Full Force and Effect.  This Amendment No.
               --------------------------------------------
2 shall be deemed to be an amendment to the Roamer Agreement. All references to the Roamer Agreement in any other agreements or documents shall on and after the date hereof be deemed to refer to the Roamer Agreement as amended hereby.
Except as amended hereby, the Roamer Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects.

          4.   Heading.  The headings in this Amendment No. 2 are inserted for
               -------
convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment No. 2 or any provision thereof.

          5.   Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

          6.   Governing Law. The laws of the State of New York, except those
               -------------
pertaining to choice of law, arbitration of disputes and those pertaining to the time limits for bringing an action that conflicts within the terms of the Dispute Resolution provision set forth in Section 14.6 of the Roamer Agreement, shall govern all other substantive matters pertaining to the interpretation and enforcement and the other terms of this Amendment No. 2 with respect to any Dispute.

Executed as of the date first written above.

AT&T WIRELESS SERVICES, INC.            TRITON PCS OPERATING COMPANY
                                        L.L.C.
                                        By  Triton Management Company, Inc., its
By: /s/ W. Hogue                            Manager
    ----------------------------
    Name:  William W. Hogue
    Title: Senior Vice President        By: /s/ David D. Clark
                                            ----------------------------------
                                            Name: David D. Clark
                                            Title: SR V.P. & CFO

Schedule 1 / Attachment A
AT&T Wireless Markets

STATE          MKT$ MARKET                                  OPERATING ENTITY                                     SID/BID
---------------------------------------------------------------------------------------------------------------------------
ALASKA        187   Anchorage                               Cellular Alaska Partnership                                251
              316   Alaska - 2 RSA Wasillia                 AT&T Wireless Services of Alaska, Inc.              30921,1019

CALIF.          2   Los Angeles                             Los Angeles Cellular Telephone Company                      27
               35   Sacamento                               AT&T Wireless Services of California, Inc.                 129
               74   Fresno                                  AT&T Wireless Services of California, Inc.                 153
              347   California - 12 RSA                     AT&T Wireless Services of California, Inc.                 153
              107   Stockton                                AT&T Wireless Services of California, Inc.                 233
              338   California - 3 RSA                      AT&T Wireless Services of California, Inc.                 233
              215   Chico                                   AT&T Wireless Services of California, Inc.                 311
              254   Redding                                 Redding Cellular Partnership                               513
              124   Santa Barbara                           Santa Barbara Cellular Systems, Ltd.                       531
               73   Oxnard-Ventura                          AT&T Wireless Services of California, Inc.               30085
              142   Modesto                                 AT&T Wireless Services of California, Inc.               30857
              343   California - 3 RSA                      AT&T Wireless Services of California, Inc.               30859
              274   Yuba City                               Yuba City Cellular Telephone Company                     30861
              150   Visalia                                 Visalia Cellular Telephone Company                       30883

CONNECTICUT   357   CT - 1(Litchfield)                      Litchfield Acquisitions Corporation                       1101

COLO.          19   Denver                                  AT&T Wireless Services of Colorado, Inc.                    45
              117   Colorado Springs                        AT&T Wireless Services of Colorado, Inc.                 30743
              210   Fort Collins                            Fort Collins-Loveland Cellular Telephone Co.             30747
              243   Greeley                                 Greeley Cellular Telephone Company                       30751
              350   Colorado - 3 RSA (Vail/Grand Junction)  AT&T Wireless Services of Colorado, Inc.                 30989

FLORIDA        72   West Palm Beach                         AT&T Wireless Services of Florida, Inc.                     37
              114   Lakeland                                AT&T Wireless Services of Florida, Inc.                     37
              361   FL-2 Glades                             Talcom, Inc.                                                37
               51   Jacksonville                            AT&T Wireless Services of Florida, Inc.                     75
               60   Orlando                                 AT&T Wireless Services of Florida, Inc.                    175
              148   Daytona Beach                           AT&T Wireless Services of Florida, Inc.                    325
              245   Ceala                                   Ceala Cellular Telephone Company, Inc.                   30063
              363   FL-4 Cirus - Brooksville                AT&T Wireless Services of Florida, Inc.                  30261
               22   Tamoa                                   AT&T Wireless Services of Florida, Inc.                  30283
              167   Sarasota                                Sarasota Cellular Telephone Company                      30849
              137   Melbourne                               Melbourne Cellular Telephone Company                     30851
              211   Brandenton                              Brandenton Cellular Partnership                          30853
               12   Miami, Key West                         AT&T Wireless Services of Florida, Inc.               37,30277
              208   Fort Pierce, Vero Beach, Sebastian      AT&T Wireless Services of Florida, Inc.          7,30261,30309
              364   FL-5  Flagler (A2)                      Talcom, Inc.
              370   FL-11                                   AT&T Wireless Services of Florida, Inc.

HAWAII        386   Hawaii - 2 RSA (Maui)                   AT&T Wireless Services of Hawaii,  Inc.                   1159

IDAHO         190   Boise                                   Boise City Cellular Partnership                            259
              391   Idaho - 4 RSA (Elmore)                  AT&T Wireless Services of Idaho, Inc.                    30393

LOUISIANA     100   Shreveport                              First Cellular Group of Shreveport, Inc.                   229
              219   Monroe                                  Monroe Cellular, Inc.                                      483
              455   LA - 2                                  Monroe Cellular, Inc.
              455   LA - 3                                  First Cellular Group of Shreveport, Inc.

MINN.          15   Minneapolis                             AT&T Wireless Services of Minnesota, Inc.                   23
              264   Rochester, Austin                       Rochester CellTelCo.                               30233,25321
              198   St. Cloud                               St. Cloud Cellular Telephone Company, Inc.               30235

MISSOURI      183   Springfield                             MC Cellular Corporation, Inc.                              559
              239   Joplin                                  MC Cellular Corporation, Inc.                            30069
              517   Missouri - 14 RSA (Monet)               Auburn Television Group, Inc.                            30071

NEVADA         93   Las Vegas                               AT&T Wireless Services of Nevada, Inc.                     211

Schedule 1 / Attachment A
AT&T Wireless Markets

STATE               MKT #     MARKET                             OPERATING ENTITY                                       SID/BID
----------------------------------------------------------------------------------------------------------------------------------
                     171      Reno                               Reno Cellular Telephone Company                           515
                     545      Nevada - J RSA (Carson City)       AT&T Wireless Services of Nevada, Inc.                  30855

NEW JERSEY           550      Hunterton (NJ-1)                   NJ-Z Cellular, Inc.                                      1487

NEW YORK               1      New York                           Cellular Telephone Company                                 25

OKLA.                 57      Tulsa                              AT&T Wireless Services of Tulsa, Inc.                     111
                      45      Oklahoma City                      Midwest Cellular Telephone Ltd Ptsp                       169
                     260      Lawton, OK                         OK-5 Cellular, Inc.                                       425
                     600      OK-5                               OK-5 Cellular, Inc.                                      1585
                     598      OK-3 Grant                         OK-3 Cellular, Inc.                                     30919
                     599      OK-4 Nowata                        AT&T Wireless Services, Inc

OHIO                 199      Steuoenville/Weston                Motang Cellular Inc.                                    30317
                     199      Wintersville, St Clairsville       Motang Cellular Inc.                                30501, 30889

OREGON                30      Portland                           AT&T Wireless Services of Oregon, Inc.                     61
                     135      Eugene                             AT&T Wireless Services of Oregon, Inc.                     51
                     607      Hood River                         AT&T Wireless Services of Oregon, Inc.                   1601
                     607      Oregon 2 - The Dalles              AT&T Wireless Services of Oregon, Inc.                  30293
                     229      Medford                            Medford Cellular Telephone Company, Inc.                20887
                     148      Salem                              Salem Cellular Telephone Company                        30889
                     607      Oregon 2 - Madras                  AT&T Wireless Services of Oregon, Inc.                  31011
                     609      Oregon 4 - Lincoln                 Point Communications                                    30111

PENN.                143      Jennstown, Somerset                McCaw Communications of Johnstown, Inc.             30051, 20971
                      13      Pittsburgh                         Pittsburgh Cellular Telephone Company                      39

TEXAS                  9      Dallas                             Metroplex Telephone Company                                33
                      75      Austin                             Texas Cellular Telephone Company Ltd Partnership          107
                      33      San Antonio                        AT&T Wireless Services of San Antonio, Inc.               151
                     160      Killeen-Temple                     Texas Cellular Telephone Company Ltd Partnership          409
                     237      Tyler                              Northeast Texas Cellular Telephone Company                579
                     194      Waes                               Texas Cellular Telephone Company Ltd Partnership          587
                     233      Wienna Falls, TX                   Wienna Falls CellTelCo                                    595
                     662      TX - 11 Cherokee                   Northeast Texas Cellular Telephone Company               1711
                     657      TX - 5 Jack                        McCaw Communications of Gainesville, TX., Inc.          30287
                     208      Longview-Marshall                  Longview Cellular, Inc.                                 30473
                     240      Texarkana                          Texarkana Cellular Partnership                          30475
                     292      Sherman-Denison                    Texas Cellular Telephone Company Ltd Partnership        30635
                     651      TX - 10 Navarro                    AT&T Wireless Services, Inc.                       09, 30953, 30969
                     666      Lampassas/Johnson City                                                                  30773, 30843

UTAH                  39      Salt Lake City                     AT&T Wireless Services of Utah, Inc.                       91
                     673      Utah - 1 RSA (Box Elder)           AT&T Wireless Services of Utah, Inc.                       91
                     159      Provo                              Provo Cellular Telephone Company                        30871

WASH.                 20      Seattle                            AT&T Wireless Services of Washington, Inc.                 47
                      82      Tacoma                             AT&T Wireless Services of Washington, Inc.                 47
                     109      Spokane                            Spokane Cellular Telephone Company                        231
                      20      Kindano                            AT&T Wireless Services of Washington, Inc.              26345
                     191      Yakima                             Yakima Cellular Telephone Company                       30227
                     214      Tri Cities WA                      AT&T Wireless Services of Washington, Inc.              30229
                     697      WA - 5 Ellensburg / Moses Lakes    AT&T Wireless Services of Washington, Inc.              30231
                     698      WA - 6 Longview WA                 AT&T Wireless Services of Washington, Inc.              30243
                     698      WA - 6 Chenatis                    AT&T Wireless Services of Washington, Inc.              30837
                     212      Bremeton                           Bremeton Cellular Telephone Company                     30873
                     242      Olympia                            Olympia Cellular Telephone Company, Inc.                30875
                     270      Bellingham                         Betlingham Cellular Partnership                         30877
                     693      WA - 1 Calallam                   AT&T Wireless Services of Washington, Inc.
                     699      Skamarus                           Pueblo Cellular Communications, Inc.

WEST VA.             178      Wheeling                           Whetting Cellular Telephone Company                     30059

ATTACHMENT A. ALL                       2

Schedule 1/Attachment A
AT&T Wireless Markets

STATE        MKT #              MARKET                       OPERATING ENTITY             SID/BID
--------------------------------------------------------------------------------------------------------

AT&T Wireless TOMA Digital PCS Markets-1900 MHZ Properties


MO11       Atlanta, GA          Albany-Tifton                AT&T Wireless PCS, Inc.       4101
MO11       Atlanta, GA          Athens                       AT&T Wireless PCS, Inc.       4101
MO11       Atlanta, GA          Atlanta                      AT&T Wireless PCS, Inc.       4101
MO11       Atlanta, GA          Atlanta                      Tritel, Inc.                  4101
MO11       Atlanta, GA          Chattanooga, TN              Tritel, Inc.                  4101
MO11       Atlanta, GA          Cleveland, TN                Tritel, Inc.                  4101
MO11       Atlanta, GA          Colombus, TN                 AT&T Wireless PCS, Inc.       4101
MO11       Atlanta, GA          Datten, GA                   Tritel, Inc.                  4101
MO11       Atlanta, GA          Gainesville, GA              AT&T Wireless PCS, Inc.       4101
MO11       Atlanta, GA          La Grange, GA                Tritel, Inc.                  4101
MO11       Atlanta, GA          Macon-Warner Robbins         AT&T Wireless PCS, Inc.       4101
MO11       Atlanta, GA          Opeika-Auburn, AL            Tritel, Inc.                  4101
MO11       Atlanta, GA          Rome GA                      Tritel, Inc.                  4101
MO11       Atlanta, GA          Savannah, GA                 AT&T Wireless PCS, Inc.       4101

MO29       Birmingham, AL       Florence, AL                 Tritel, Inc.                  Tao
MO29       Birmingham, AL       Annison,AL                   Tritel, Inc.                  Tao
MO29       Birmingham, AL       Gadsden                      Tritel, Inc.                  Tao
MO29       Birmingham, AL       Serna, AL                    Tritel, Inc.                  Tao
MO29       Birmingham, AL       Dothan_Enterprise, AL        Tritel, Inc.                  Tao
MO29       Birmingham, AL       Montgomery, AL               Tritel, Inc.                  Tao
MO29       Birmingham, AL       Birmingham, AL               Tritel, Inc.                  Tao
MO29       Birmingham, AL       Decatur, AL                  Tritel, Inc.                  Tao
MO29       Birmingham, AL       Florence, AL                 Tritel, Inc.                  Tao
MO29       Birmingham, AL       Huntsville                   Tritel, Inc.                  Tao
MO29       Birmingham, AL       Tuscaloosa, AL               Tritel, Inc.                  Tao

MCC8       Boston, MA           Boston                       AT&T Wireless PCS, Inc.       4105

MC08       Boston, MA           Boston, MA                   AT&T Wireless PCS, Inc.       4105
MO08       Boston, MA           Boston, MA                   AT&T Wireless PCS, Inc.       4105
MO08       Boston, MA           Bestori, MA                  Telecorp PCS, Inc.            4201
MC08       Boston, MA           Hyannis, MA                  Telecorp PCS, Inc.            4201
MO08       Boston, MA           Keene                        AT&T Wireless PCS, Inc.       4105
MC08       Boston, MA           Lecannon-Claremont           AT&T Wireless PCS, Inc.       4105
MO08       Boston, MA           Lewiston-Auburn              AT&T Wireless PCS, Inc.       4105
MC08       Boston, MA           Manchester, NH               Telecorp PCS, Inc.            4201
MO08       Boston, MA           Portsfield                   AT&T Wireless PCS, Inc.       4105
MC08       Boston, MA           Portland-Brunswick           AT&T Wireless PCS, Inc.       4105
MO08       Boston, MA           Presque Isle                 AT&T Wireless PCS, Inc.       4105
MC08       Boston, MA           Providence-Pawtucker         AT&T Wireless PCS, Inc.       4105
MC08       Boston, MA           Sonningfield-Hotyoka         AT&T Wireless PCS, Inc.       4105
MO08       Boston, MA           Watervile-Augusta            AT&T Wireless PCS, Inc.       4105
MO08       Boston, MA           Worchester, MA               AT&T Wireless PCS, Inc.       4105
MO08       Boston, MA           Worchester, MA               Telecorp, PCS Inc.            4201

MO35       Buffalo, NY          Buffalo-Niagra Falls         AT&T Wireless PCS, Inc.       4108

MO08       Charlotte, NC        Charlotte                    AT&T Wireless PCS, Inc.       4109
MO08       Charlotte, NC        Bunington                    AT&T Wireless PCS, Inc.       4109
MO08       Charlotte, NC        Charlotte-Gastonai           AT&T Wireless PCS, Inc.       4109
MO08       Charlotte, NC        Greensboro-Winston-Salem     AT&T Wireless PCS, Inc.      40117
MO08       Charlotte, NC        Raleigh-Durham               AT&T Wireless PCS, Inc.      40237
MO08       Charlotte, NC        Rock Hill                    AT&T Wireless PCS, Inc.      40119

MO03       Chicago, IL          Chicago                      AT&T Wireless PCS, Inc.       4111

MO03       Cincinnati, OH       Beckley                      AT&T Wireless PCS, Inc.       4113
MO18       Cincinnati, OH       Bluefield                    AT&T Wireless PCS, Inc.       4113
MO18       Cincinnati, OH       Charleston                   AT&T Wireless PCS, Inc.       4113

Schedule 1 / Attachment A
AT&T Wierless Markets

STATE           MKT #         MARKET                                     OPERATING ENTITY                         SID/BID
--------------------------------------------------------------------------------------------------------------------------
M018        Cincinnati, OH    Cincinnati                                 CINCINNATI BELL WIRELESS, LLC              4113
M018        Cincinnati, OH    Dayton-Springfield                         CINCINNATI BELL WIRELESS, LLC              4113
M018        Cincinnati, OH    Huntington                                 AT&T Wireless PCS, Inc.                    4113
M018        Cincinnati, OH    Logan                                      AT&T Wireless PCS, Inc.                    4113
M018        Cincinnati, OH    Portsmouth                                 AT&T Wireless PCS, Inc.                    4113
M018        Cincinnati, OH    Williamson                                 AT&T Wireless PCS, Inc.                    4113

M016        Cleveland, OH     Cleveland-Akron                            AT&T Wireless PCS, of Cleveland, LLC       4116

M038        Columbus, OH      Columbus                                   AT&T Wireless PCS, Inc.                    4117

M005        Detriot, MI       Detroit                                    AT&T Wireless PCS, Inc.                    4125

M039        El Paso, TX       El Paso                                    AT&T Wireless PCS, Inc.                    4129

B034        Beaumont, TX      Beaumont, TX                               Telecom  PCS, Inc.                         5758

M0          Knoxville, TN     Knoxville                                  Tritel, Inc.                               4141

M040        Little Rock AR    El Dorado, AR                              Telecom PCS, Inc.                          5758
M040        Little Rock AR    Fayettville, AR                            Telecom PCS, Inc.                          5758
M040        Little Rock AR    Fort Smith, AR                             Telecom PCS, Inc.                          5758
M040        Little Rock AR    Harrison, AR                               Telecom PCS, Inc.                          5758
M040        Little Rock AR    Hot Springs, AR                            Telecom PCS, Inc.                          5758
M040        Little Rock AR    Jonesboro-Paragould,AR                     Telecom PCS, Inc.                          5758
M040        Little Rock AR    Little Rock, AR                            Telecom PCS, Inc.                          5758
M040        Little Rock AR    Pine Bluff, AR                             Telecom PCS, Inc.                          5758
M040        Little Rock AR    Russellville, AR                           Telecom PCS, Inc.                          5758

M025        Louisville, KY    Bowling Green, KY                          Tritel, Inc.                               4147
M025        Louisville, KY    Coron, KY                                  Tritel, Inc.                               4147
M025        Louisville, KY    Evansville, KY                             Telecom PCS, Inc.                          4147
M025        Louisville, KY    Lexington, KY                              Tritel, Inc.                               4147
M025        Louisville, KY    Louisville, KY                             Tritel, Inc.                               4147
M025        Louisville, KY    Madisonville, KY                           Tritel, Inc.                               4147
M025        Louisville, KY    Owensboro, KY                              Tritel, Inc.                               4147
M025        Louisville, KY    Paducah, KY                                Telecom PCS, Inc.                          4147
M025        Louisville, KY    Somerset, KY                               Tritel, Inc.                               4147

M028        Memphis, TN       Blytheville, AR                            Telecom PCS, Inc.                          5826
M028        Memphis, TN       Columbus-Starkville, MS                    Tritel, Inc.                                TBD
M028        Memphis, TN       Dyersburg, TN                              Telecom PCS, Inc.                          5829
M028        Memphis, TN       Greenville-Greenwood, MS                   Tritel, Inc.                                TBD
M028        Memphis, TN       Jackson, MS                                Tritel, Inc.                                TBD
M028        Memphis, TN       Jackson, TN                                Telecom PCS, Inc.                          5828
M028        Memphis, TN       Memphis, TN                                Tritel, Inc.                                TBD
M028        Memphis, TN       Memphis, TN                                Telecom PCS, Inc.                          5829
M028        Memphis, TN       Menden, MS                                 Tritel, Inc.                                TBD
M028        Memphis, TN       Natrez, MS                                 Tritel, Inc.                                TBD
M028        Memphis, TN       Tupelo-Corinth, MS                         Tritel, Inc.                                TBD
M028        Memphis, TN       Vicksburg, MS                              Tritel, Inc.                                TBD

M043        Nashville, TN     Clarksville-Hopkinsville, TN/KY            Tritel, Inc.                               4158
M043        Nashville, TN     Cooksville, TN                             Tritel, Inc.                               4158
M043        Nashville, TN     Nashville                                  Tritel, Inc.                               4158

M017        New Orleans, LA   Baton Rouge, LA                            Telecom PCS, Inc.                          5888
M017        New Orleans, LA   Hammond, LA                                Telecom PCS, Inc.                          5888
M017        New Orleans, LA   Lafayette-New Iberia, LA                   Telecom PCS, Inc.                          5888
M017        New Orleans, LA   Laurel, MS                                 Tritel, Inc.                                TBD
M017        New Orleans, LA   Mobile, AL                                 Telecom PCS, Inc.                           TBD
M017        New Orleans, LA   New Orleans, LA                            Telecom PCS, Inc.                          5888
M017        New Orleans, LA   McComb, MS                                 Tritel, Inc.                                TBD
M017        New Orleans, LA   Hathesburg, MS                             Telecom PCS, Inc.                           TBD

Schedule 1 / Attachment A
AT&T Wireless Markets

STATE              MKT #           MARKET                             OPERATING ENTITY                             SID/DIB
---------------------------------------------------------------------------------------------------------------------------
M045              Omaha, NE        Omaha                              AT&T Wireless PCS, Inc.                      4165

M009           Philadelphia, PA    Philadelphia                       AT&T Wireless PCS, of Philadelphia, LLC      4157

M027             Phoenix, AZ       Phoenix                            AT&T Wireless PCS, Inc.                      4159

M023           Richmond, VA        Richmond VA                        AT&T Wireless PCS, Inc.                      4177
M023           Richmond, VA        Danville, VA                       AT&T Wireless PCS, Inc.                      4177
M023           Richmond, VA        Lynchburg, VA                      AT&T Wireless PCS, Inc.                      4177
M023           Richmond, VA        Mannsville, VA                     AT&T Wireless PCS, Inc.                      4177
M023           Richmond, VA        Roanoke, VA                        AT&T Wireless PCS, Inc.                      4177
M023           Richmond, VA        Staunton-Waynesboro, VA            AT&T Wireless PCS, Inc.                      4177


M025            Puerto Rico        San Juan                           AT&T Wireless PCS, Inc.                      4175


M019           St. Louis, MO       Springfield, MO                    AT&T Wireless PCS, Inc.                      4189
M019           St. Louis, MO       St. Louis, MO                      AT&T Wireless PCS, Inc.                      4189
M019           St. Louis, MO       Cape Giradeau-Sikerston, MO        Telecorp, PCS, Inc.                          4189
M019           St. Louis, MO       Cartondale-Marion, IL              Telecorp, PCS, Inc.                          4189
M019           St. Louis, MO       Columbia, MO                       Telecorp, PCS, Inc.                          4189
M019           St. Louis, MO       Jefferson City, MO                 Telecorp, PCS, Inc.                          4189
M019           St. Louis, MO       Kirksville, MO                     Telecorp, PCS, Inc.                          4189
M019           St. Louis, MO       Mount Vernon-Centralia, IL         Telecorp, PCS, Inc.                          4189
M019           St. Louis, MO       Poplar Bluff, MO                   Telecorp, PCS, Inc.                          4189
M019           St. Louis, MO       Quincy-Hannibal, IL/MO             Telecorp, PCS, Inc.                          4189
M019           St. Louis, MO       Rolta, MO                          Telecorp, PCS, Inc.                          4189
M019           St. Louis, MO       Springfield, MO                    Telecorp, PCS, Inc.                          4189
M019           St. Louis, MO       West Plains, MO                    Telecorp, PCS, Inc.                          4189


M010           Washington, DC      Baltimore                          AT&T Wireless PCS, Inc.                      4196
M010           Washington, DC      Satisbury                          AT&T Wireless PCS, Inc.                      4196
M010           Washington, DC      Washington                         AT&T Wireless PCS, Inc.                      4196


M040            Wichita, XS        Wichita                            AT&T Wireless PCS, Inc.                      4197

Joint Venture Markets

KANSAS              179            Topeka                             AirTouch Cellular of Kansas City, Inc.       30057
                     89            Wichita                            AT&T Wireless Services, Inc.                  165
                     24            **Kansas City                      CMT Partner                                    59
                    301            Lawrence                           CMT Partner                                  30049

MISSOURI            275            St. Joseph                         St.Joseph C?/TelCo                           30055


Markets Managed by AWS on behalf of other carriers - not in included in AWS negotiated rates.

STATE          MKT #     MARKET
-----------------------------------------------------
Colorado       351       Canon City CO.
Idaho          388       Coeur D'Alene, ID
Maryland       457       Deep Creek, MD
Oregon         606       Newburg, OR
Oregon         606       Astoria, OR
Texas          658       Greenville TX
Texas          660       San Saba TX
California     345       Sierra
California     346       El Dorado CA
California     340       San Luis Obispo CA
Louisiana      454       Ruston LA
Utah           674       Utah 2 (Morgan Park City)


ATTACHMENT A, ALL

                                                                    Attachment B
                                                              to Amendment no. 2
                                                             to Roamer Agreement

                                                                      SCHEDULE 2

                                TRITON MARKETS
                                --------------

I.     From Washington MTA                             BTA Market Designator
       Charlottesville, VA                                     B075
       Fredericksburg, VA                                      B156
       Harrisonburg, VA                                        B183
       Winchester, VA                                          B479

II.    From Richmond MTA
       Danville, VA                                            B104
       Lynchburg, VA                                           B266
       Martinsville, VA                                        B284
       Norfolk-Virginia Beach, Newport News,
         Hampton, VA                                           B324
       Richmond, VA                                            B374
       Roanoke, VA                                             B376
       Staunton-Waynesboro, VA                                 B430

III.   From Knoxville MTA
       Kingsport, Johnson City, TN-Bristol VA                  B229
       Middlesboro, TN                                         B295

IV.    From Atlanta MTA
       Augusta, GA                                             B026
       Savannah, GA (Beaufort, Hampton, Jasper,
         Bryan, Effingham, Chatham and Liberty Counties)       B410
       Athens, GA                                              B022

V.     From Charlotte MTA
       Anderson, SC                                            B016
       Ashville-Hendersonville, NC                             B020
       Charleston, SC                                          B072
       Columbia, SC                                            B091
       Fayetteville-Lumberton, NC                              B141
       Florence, SC                                            B147
       Goldsboro-Kinston, NC                                   B165
       Greenville-Spartanburg, SC                              B177

       Greenville-Washington, NC                               B176
       Greenwood, SC                                           B178
       Hickory-Lenoir-Morgantan, NC                            B189
       Jacksonville, NC                                        B214
       Myrtle Beach, SC                                        B312
       New Bern, NC                                            B316
       Orangeburg, SC                                          B335
       Roanoke Rapids, NC                                      B377
       Rocky Mount-Wilson, NC                                  B382
       Sumter, SC                                              B436
       Wilmington, NC                                          B478

                                                                    Attachment C
                                                              to Amendment no. 2
                                                             to Roamer Agreement

                                   EXHIBIT A

   SERVICE CHARGES APPLICABLE TO THE ATHENS, GA, BTA AND EACH OF BRYAN COUNTY, GA, CHATHAM COUNTY, GA, EFFINGHAM COUNTY, GA AND LIBERTY COUNTY, GA WITHIN THE ATLANTA, GA BTA


Service rates
-------------

          The lower of (x) $.25 per minute and (y) the Applicable Home Rate of AT&T, or such other rate as shall be agreed by the Parties. For purposes hereof, AT&T's "Applicable Home Rate" shall be determined once each calendar year (and shall be effective for such entire calendar year).

          Notwithstanding the foregoing, the Service rate charged by Triton for Service in the Athens, GA BTA and each of Bryan County, GA, Effingham County, GA, Chatham County, GA and Liberty County, GA within the Atlanta, GA MTA shall be reasonably competitive, taking into account price, coverage and quality, with the rates charged for comparable telecommunications services by the alternative carriers in such geographic areas, disregarding any carriers that do not service a material number of customers in such geographic area, and, if it is not so competitive, such Service Rates shall be reduced with respect to the applicable geographic area to a reasonably competitive rate.

Toll charges
------------

InterLATA
---------
1st Yr:             $.10 per minute
2nd Yr:             $.08 per minute
3rd Yr:             $.08 per minute
4th - 20th Yr:      $.08 per minute or such other rate as the Parties negotiate from time to time in light of cost adjustments.

IntraLATA
---------
1st Yr - 3rd Yr:    $.02 per minute
4th - 20th Yr:      $.02 per minute or such other rate as the Parties negotiate from time to time in light of cost adjustments.